WRITTEN STATEMENT OF THE CFO PURSUANT TO 18 U.S.C. SECTION 1350


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gottaplay Interactive Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Gorst Principal Accounting and Finance Officer of the Company, certify, solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

1 The Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2007 and for the periods then ended.

/s/ John P. Gorst
John P. Gorst
Chief Financial Officer